danimer scientific

Investor Presentation

October 2020





Disclaimer

This presentation ("Presentation") is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Live Oak Capital Corp. ("Live Oak") and Danimer Scientific ("Danimer Scientific") and the related transactions (the "Proposed Business Combination") and for no other purpose. Neither the Securities and Exchange Commission nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Proposed Business Combination presented herein, or determined that this Presentation is truthful or complete. Any representation to the contrary is a criminal offense.
No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Live Oak, Danimer Scientific or any of their respective subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers, or agents be responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Live Oak nor Danimer Scientific has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of investigations as they deem necessary.

FORWARD-LOOKING STATEMENTS
Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this presentation, regarding Live Oak's proposed business combination with Danimer Scientific, Live Oak's ability to consummate the transaction, the benefits of the transaction and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of Live Oak and Danimer Scientific and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Live Oak and Danimer Scientific. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the stockholders of Live Oak or Danimer Scientific is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to Danimer Scientific; the amount of redemption requests made by Live Oak stockholders; the overall level of consumer demand for Danimer Scientific's products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Danimer Scientific's customers; Danimer Scientific's ability to implement itgs business strategy; changes in governmental regulation, Danimer Scientific's exposure to intellectual property, product liability or product warranty claims and other loss contingencies; disruptions and other impacts to Danimer Scientific's business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Danimer Scientific's manufacturing facilities and suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Danimer Scientific and its suppliers and customers; Danimer Scientific's ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Danimer Scientific's information systems; fluctuations in the price, availability and quality of raw materials and contracted products as well as foreign currency fluctuations; Danimer Scientific's ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect our financial results is included from time to time in Live Oak's public reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Live Oak nor Danimer Scientific presently know, or that Live Oak nor Danimer Scientific currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Live Oak's and Danimer Scientific's expectations, plans, or forecasts of future events and views as of the date of this press release. Live Oak and Danimer Scientific anticipate that subsequent events and developments will cause Live Oak's and Danimer Scientific's assessments to change. However, while Live Oak and Danimer Scientific may elect to update these forward-looking statements at some point in the future, Live Oak and Danimer Scientific specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Live Oak's or Danimer Scientific's assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

USE OF PROJECTIONS
This Presentation contains projected financial information with respect to Danimer Scientific. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES
The financial information and data contained in this Presentation are unaudited and do not conform to Regulation S X. Accordingly, such information and data many not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be file or furnished by Live Oak with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted Revenue and EBITDA has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Live Oak and Danimer Scientific believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Danimer Scientific's financial condition and results of operations. Danimer Scientific's management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. A reconciliation for projected EBITDA is not included because, without unreasonable effort, Danimer Scientific is unable to predict with reasonable certainty the amount or timing of non-GAAP financial measure. You should review Danimer Scientific's audited financial statements prepared in accordance with GAAP, which will be included in a combined registration statement and proxy statement to be filed with the SEC.

TRADEMARKS
This Presentation contained trademarks, service marks, trade names, and copyrights of, Danimer Scientific, and other companies, which are the property of their respective owners.
The information contained herein is as of October 5, 2020, and does not reflect any subsequent events.

danimer
scientific





Introduction

danimer
scientific

Transaction Summary

Danimer Scientific



Stephen Croskrey
Chief Executive Officer



John Dowdy, III
Chief Financial Officer

Live Oak Acquisition Corp.



Rick Hendrix
Chief Executive Officer



John Amboian
Non-Executive Chairman



Andrea Tarbox
Chief Financial Officer

Summary of Proposed Transaction

- Danimer Scientific ("Danimer" or "the Company") is a leading producer of PHA, a 100% biodegradable plastic feedstock alternative sold under the proprietary Nodax® brand name, for usage in a wide variety of plastic applications including water bottles, straws, food containers, etc.
- Live Oak Acquisition Corp ("Live Oak") (NYSE: LOAK) is a publicly listed special purpose acquisition company with over $200mm cash held in trust
- Danimer and Live Oak are combining to advance and accelerate the commercialization of Danimer's PHA
  - Danimer shareholders are rolling 100% of their equity
  - Net transaction proceeds being retained by the business
- Pro forma for the transaction, assuming no redemptions from cash in trust and a $210mm PIPE offering, Danimer will have ~$385mm in cash on the balance sheet
- Net transaction proceeds will allow Danimer to dramatically increase existing production from currently oversold facilities to further address demand within a 500bn lb market that is expected to grow at an 11% CAGR
- Expected pro forma enterprise value of ~$525mm at closing, resulting in an enterprise value of 1.2x 2024E revenue or 3.6x 2024E EBITDA
  - Represents an attractive entry multiple relative to peer group metrics
  - Transaction earnout to be 2.5mm shares at $15 in first three years, 2.5mm shares at $20 in first five years, and 1mm shares at $25 in first five years

✓ **Danimer provides a high growth, fully-commercial solution to a major worldwide environmental issue**

✓ **Post- Merger, Danimer expected to be fully financed to support organic EBITDA growth to $169mm by 2025E**

Danimer and Live Oak are Ideal Partners

danimer scientific + LIVE OAK ACQUISITION CORP

Danimer is a Highly Attractive Asset

- ✓ Danimer is a high-growth next generation eco-tech company that produces 100% biodegradable polymers for use in plastic applications
- ✓ Best-in-class product offering at the forefront of sustainability and ESG leadership: the company's PHA was the first polymer to be certified as marine degradable
- ✓ Over 500bn lbs worldwide addressable market supported by secular trends in consumer preferences, governmental regulations, and corporate commitments
- ✓ Over $47mm and 13 years R&D investment based on patents fully-owned by Danimer acquired in 2007 from Procter & Gamble
- ✓ Intense demand from blue chip multinational customers has resulted in 100% committed take-or-pay contracts for current production and Phase II capacity build-out
- ✓ Danimer is projected to organically grow EBITDA at a ~140% CAGR from 2020E – 2025E with a projected ~685% increase in EBITDA margin to 33%
- ✓ Skilled management team with extensive industry experience and proven track record

Live Oak is the Ideal SPAC Partner for Danimer

- ✓ **Critical strategic advice and resources to ensure a successful entry into the public markets**
  - Live Oak management and board have held C-level and leadership positions within public companies, successful SPACs, and investment managers
  - Focus on building momentum and maintaining a high level of credibility with investors as the Company builds its public market profile
    - Commissioned third-party consulting reports from McKinsey and Lee Enterprises to validate technology and market opportunity
  - Attract broad research coverage and maintain a high profile presence at Wall Street and industry conferences
- ✓ **Create a stable and long-term oriented shareholder base**
  - Broad network of direct investor relationships with large institutional money managers, hedge funds, private equity and family offices
  - Live Oak's IPO was specifically targeted to accounts who have a strong interest in maintaining ownership of the public operating company
  - IPO was anchored by a large multi-strategy fund manager committed to voting in favor of the transaction and holding shares through the close
- ✓ **Attract the lowest cost of capital to fund future growth needs**
  - Deep capital markets experience, including two former CEOs of firms that specialized in lead-left institutional capital raises for small- and mid-cap companies

Investment Highlights



1. Highly Attractive PHA Technology Serves as a Best End-of-Life Solution for Plastics
2. Significant Tailwinds From Increased Corporate Initiatives on Environmental Impact of Global Pollution Crisis
3. Leading PHA Innovator with Patent Protected Technology and 13 Years of Production Know-How
4. Strong Partnerships with CPG Brands, Including Pepsi and Nestle, and Key Converters such as Wincup and Genpak; Equity Investment from Pepsi
5. Rapidly Growing Blue Chip Customer Base with Take-or-Pay Contracts has Led to Fully Sold-Out Position through Phase II Capacity Addition
6. Post-Merger, Company is expected to be Fully Financed to Increase Capacity to Support Expected $169mm of Organic EBITDA by 2025E
7. Experienced Leadership Team and Board of Directors with Proven Track Record

Biopolymers are Derived from 100% Renewable Source and are Fully Compostable and Degradable at the End of Life

Bio-based

100% Renewable







Traditional-based

Non-renewable



Industrial Compostable

Home Compostable

Soil Degradable

Fresh Water Degradable

Marine Degradable



Landfills

Waste in Nature



Beginning of Life

End of Life

Danimer is at an Inflection Point in its Growth

2004
Company Founded

2007
Bought PHA Intellectual Property from Procter & Gamble

2015
Danimer's Nodax® PHA is the first polymer to be designated as marine degradable

2018
R&D Agreement with Nestle (water bottles, labels & caps)

2018
First Marine Degradable PHA Straws Created



2020
First Shipment from Kentucky Facility in March



A history of continuous innovation and research poised for the next phase of rapid commercial expansion

2006
First Compostable Extrusion Coating



2014
PHA Commercial Demonstration Plant



2016
R&D Agreement with PepsiCo (snack food packaging)

2018
Purchase of Winchester, KY Facility (retrofitted to produce Nodax® PHA); simultaneously entered into a sale and leaseback with the current REIT owner

2019
First PHA Supply Contracts Executed

Danimer is Addressing the Growing Global Plastic Pollution Crisis

End-of-Life Pathways of All Plastics Ever Generated[(1)]


10%
Recycling
10%
Incineration
80%
Landfill or Nature

Addressable Plastics Market

500 Billion lbs

Of Plastic Waste Could be Eliminated by Danimer

800 Billion lbs
Plastic Produced Annually[(1)]

17 Billion lbs
Plastic in the **Ocean** Annually[(2)]

640 Billion lbs
Plastic in **Landfills** Annually[(1)]

- Over 75% of the global plastic production finds it way into consumer homes, with over 80% of those plastics being prime targets for PHA substitution
- PHA can be an alternative to a wide variety of petroleum based plastics like PE and PET which make up ~65% of plastic packaging production[(2)]
- Currently, bioplastics make up less than 1% of the global plastics market positioning Danimer to capture future market share[(3)]
- The market for PHA is expected to grow at ~40-60% CAGR from 2020E to 2025E[(4)]
- Expects significantly faster PHA growth with targeted legislation, rapid scaling and lower price points[(4)]


ecotainer
Lay's
ARTESANAS
San Francisco Bay
FOG CHASER

(1) Source: Production, Use, and Fate of all Plastics Ever Made. Geyer, Jambeck Law, 2017.
(2) Source: The New Plastics Economy, Ellen MacArthur Foundation. 2016.
(3) Source: European Bioplastics, nova-Institute. 2019.
(4) Source: McKinsey research

Danimer is at the Forefront of Sustainability and ESG Leadership

PHA: BEGINNING OF LIFE
Nodax® PHA is 100% renewable


PHA


danimer

PHA PLASTICS CREATION
Versatile and sustainable to replace a wide variety of traditional plastics



APPLICATIONS FOR PHA
Wide application usage and 100% compostable

Biodegradability

- Able to effectively biodegrade in both anaerobic and aerobic environments such as a waste treatment facility or the ocean
- Fully degradable in 12-18 weeks after the product is discarded
- PHA is 100% biodegradable in all environments vs PLA, which is only certified for industrial composting

Renewability

- Uses canola oil to create 100% biodegradable and compostable biopolymers
- Waste-free process utilizes 100% of the canola oil to ensure optimal sustainability
- Meets goal of full circle life cycle for plastics without relying on recycling

Danimer Produces Bioplastics Based on PHA and PLA Technology

	PHA-Based Plastics	PLA-Based Plastics
Financials	2025E Revenue **$403.4mm**  nodax PHA	2025E Revenue **$95.2mm** 
Descriptions	▪ Proprietary bioplastic produced by bacteria that use canola and other plant-based oil feedstock for sources of energy ▪ Biodegrades in both anaerobic and aerobic environments and does not need heat and moisture to degrade	▪ Dextrose "sugar" based polymer derived from corn ▪ Industrially compostable ▪ Breaks down with heat and moisture added
Technology Offerings	▪ 100% bio-based technology that is recently fully commercialized under the proprietary Nodax® brand name ▪ Ability to convert PHA into articles for wide range of plastics and specialty applications ▪ Zero compromise on functionality	▪ Danimer purchases PLA and formulates into proprietary plastics using exclusive reactive extrusion technology ▪ Enhances application offerings via addition of additives ▪ Zero compromise on functionality
Select Customers	CPG Columbia Packaging Group; Genpak GenZero; Nestlé; PepsiCo; Ranir A Perrigo Company; Walmart; WinCup phade; UrthPact	
Product Applications		

Robust PHA Technology Portfolio of over 125 Patents across 20 Different Countries, Purchased from Procter & Gamble

danimer scientific

Significant Tailwinds From Increased Corporate Initiatives on Environmental Impact of Global Pollution Crisis

Corporate Drivers of "Green"(1)

- Increasing concerns about the environmental impact of product packaging drive CPG players to make commitments on recycling as part of the New Plastics Economy
- Leading foundations also launched initiatives: The Global Commitment was launched by the Ellen Macarthur Foundation in collaboration with the UN, and mobilized >450 companies to start building a circular economy for plastics
- Increasing government regulation on single-use plastics has also put pressure on large corporations to adapt

ELLEN MACARTHUR FOUNDATION

NEW PLASTICS ECONOMY

EMF model commitments

✓ Take action to eliminate problematic or unnecessary plastic packaging by 2025

✓ Take action to move from single use toward reuse models where relevant by 2025

✓ 100% of plastic packaging to be reusable, recyclable, or compostable by 2025

✓ Set an ambitious 2025 recycled content target across all packaging used

PEPSICO

PepsiCo aims to design 100% of packaging to be recyclable, compostable, or biodegradable by 2025(2)

TARGET, CVS pharmacy, Walgreens, Kroger, Walmart

In July 2020, Target, CVS, Walgreens, Walmart and Kroger committed to the #BeyondTheBag movement, an initiative to reinvent the plastic bag with $15 million allocated by the consortium(2)

Nestlé

Nestle accelerated their climate change efforts by announcing a zero net emission target by 2050(2)

McDonald's

McDonald's aims to have 100% of its guest packaging come from renewable, recycled or certified sources by 2025(2)

Coca-Cola

In August 2019, Coca-Cola announced a new sustainability strategy to include up to 50% plant-based renewable packaging as part of the company's commitment to a circular economy(2)

(1) Source: Ellen Macarthur Foundation
(2) Source: Company Websites

PHA Customer Collaboration Case Studies Underscores High Customer Acceptance

PEPSICO

Danimer & PepsiCo Awarded the 2018 Innovation in Bioplastics Award


reduce la huella
de carbono
Lay's
ARTESANAS

Collaboration Background

- Owns 6% of Danimer's common equity
- Joint R&D to design, develop, manufacture and evaluate PHA based resins for individual layers suitable for flexible food packaging
- Partnership with Danimer Nodax® PHA expects to enhance Pepsi's ESG initiatives

"Ability to seamlessly adapt to existing manufacturing value chains, without the need to change equipment or processes."

– Danimer Customer

WinCup®
phade

Danimer & WinCup Awarded the 2020 Innovation in Bioplastics Award



Collaboration Background

- WinCup created the Phade straws using Danimer's Nodax® PHA
- First drinking straws that can biodegrade without losing the feel and quality of plastic
- Partnership led to a 2-year contract worth $27mm (2022) for PHA-based straws to be sold at Walmart, with large-scale trials with top tier retail and fast food companies

"Danimer PHA really is the only marine, soil, industrial and home degradable product out there that can be made at commercial volumes."

– Danimer Customer

Nestlé®

Nestle and Danimer Scientific Team Up to Develop Biodegradable Water Bottle


Pure Life

Collaboration Background

- Six year R&D agreement to develop PHA for Nestle's PureLife water business
- Development for biodegradable water bottles and other products

"PHA is the only biopolymer that is completely natural. There is nothing else like it, it is going to be the backbone of the future."

– Danimer Customer

Competitors are Years Behind in PHA Technology

	Total 2020E PHA Capacity, KT / Yr	Considerations / Highlights	Quotes from Interview
Commercial Scale PHA Producers	10 danimer scientific	Largest PHA supplier	"Danimer is the only one with actual scale"
	5 Kaneka	Recently completed investment to increase capacity	"Very limited commercial volumes out"
	1 bio-on (turn off pollution)	Declared bankruptcy Late 2019	"Bio-on had difficulty cracking the business aspect – many applications that didn't work out"
	1 TianAn Biopolymer (Nature's Eco-Friendly Solution)	Quality questionable	"China is famous for phantom capacity"
	10 国韵生物 GREEN BIO	10kt/y capacity, but not operational as filed for bankruptcy	"When operational, maximum output was not significant"
Not Commercial Scale PHA	MANGO MATERIALS™, FULL CYCLE, CJ CHEILJEDANG, RWDC INDUSTRIES, NEWLIGHT TECHNOLOGIES, Bluepha 蓝晶微生物	Perceived new wave – methanotropes (gas rather than sugar / oils as feedstock)	"Some players have announced sites are operational, but can't provide a sample"

North America | Europe | China | Rest of the World

Source: Markets & Markets, IHSM, and expert interviews

Rapidly Growing Blue Chip Customer Base with Take-or-Pay Contracts has Led to Fully Sold-Out Position Through Phase II Capacity Addition

Customer	Description	'22E PHA Finished Product Volume (mm lbs.)
WinCup phade	Recently signed 2 year contract worth $14mm to produce plastics to convert into straws as part of the Phade straw line to be sold in Walmart; and large scale trials at national and international QSRs and retailers	10
Large CPG Brand	Joint agreement to develop biodegradable film resins for this CPG's global food and beverage business	9
UrthPact (Where consumption leaves no footprint)	Multiyear contract to manufacture and supply, marine and home biodegradable PHA plastic for usage in straws with delivery currently taking place	2
CPG Columbia Packaging Group	Newly signed contract extending through 2024 to manufacture and deliver marine biodegradable PHA plastic for usage in straws and films	6
PSI	PSI has signed a multi-year agreement with Danimer for print, multi-layer and shrink film structures for packaging and a variety of usages	4
Genpak	Multiyear agreement extended through 2026 to deliver resins to be used for the GenZero line of food packaging products, building on Genpak's focus for sustainable packaging options	3
Large CPG Brand	Global partnership for both R&D and manufacturing of biodegradable water bottles, dietary supplement containers, and food and beverage utensils	1
Other	Multiple contracts to provide PHA resins for a wide-variety of consumer product related applications	13

Organic Growth Opportunity: Expansion of Kentucky Facility

Doubling PHA Capacity at Newly Reconfigured Facility

- Danimer acquired the fermentation plant in Kentucky in December 2018 and simultaneously entered into a sale and leaseback transaction with the current REIT owner
- Danimer plans to expand the Kentucky plant capacity using a two-phased approach with full support from the REIT owner
  - Phase I (Completed 2020): ~$44mm in real estate improvements, additional equipment and installation to bring the first 3 fermenters online to produce ~20mm lbs. of annual finished products
  - Phase II (2021E): ~$96mm[(1)] to be invested in additional engineering, equipment, installation costs and real estate expenditures to bring the plant to its anticipated full capacity of ~65mm lbs. of annual finished products
- The experience gained in Phase I has created a strong roadmap for Phase II and has provided the Company with more opportunity to enhance the final plant design and production process


danimer
scientific

Kentucky Facility Forecast PHA Finished Products Volume

(Millions of lbs.)


'20E – '25E CAGR:
96%
2
65
2020E
2025E

Kentucky Facility Forecast Revenue

($Millions)


'20E – '25E CAGR:
92%
$6
$160
2020E
2025E

(1) Capex from 2019A-2022E, inclusive of 2019A capex of $1.8mm

Organic Growth Opportunity: Greenfield Facility

Forecast Greenfield Facility PHA Finished Products Volume

(Millions of lbs.)



125
'23E – '27E CAGR:
62%
18
2023E
2027E

Forecast Greenfield Facility PHA Revenue

($Millions)



$276
'23E – '27E CAGR:
62%
$40
2023E
2027E

Greenfield Facility Overview

Timing	▪ Ground breaking expected in Q1 2022 ▪ ~18 months of construction
Capacity	▪ ~125mm lbs. of annual finished products expected by 2027

- Pre-construction engineering and scale-up work are expected to take place in 2021 for the first Greenfield plant
- The Company then plans to break ground on the facility in the first quarter of 2022 with a total construction period of ~18 months
- Capacity expected to start to come online in Q4 2023E
- Based on the current pipeline, the Company forecasts that the Greenfield plant will be sold out through 2025 without signing any additional customers
- Productivity improvements expected to continue through September 2027
  - Capacity to continue onsite expansions

Fully Sold-out through Phase II Capacity Build-out

✓ **Kentucky Phase I, Phase II and Greenfield are expected to be fully financed with this offering**
✓ **Debt capacity available to continue high growth rate without the need for additional equity**



Expect to be sold out through 2024E based solely on indications from existing customers
Fully sold-out of Kentucky's capacity from overwhelming customer demand
48
28
20
154
91
43
20
190
125
45
20
2022E
2024E
2027E
Greenfield Facility
Kentucky Phase II
Kentucky Phase I

✓ **Total 190mm lbs capacity is validated in the McKinsey base case outlook scenario[1]**
✓ **Significantly faster PHA demand expected with broader applications and mandated adoption[1]**

Note: PHA finished product volume in millions of lbs
(1) McKinsey research

danimer scientific

Experienced Leadership Team and Board of Directors with Proven Track Record

Leadership Team



Stephen Croskrey
Chief Executive Officer

Allied Signal · ARMOR HOLDINGS · Mobil



John Dowdy, III
Chief Financial Officer

media · Golden Telecom · pwc · Yandex



Phil Van Trump
Chief Science & Technology Officer

danimer scientific



Michael Smith
Chief Operating Officer

AMOCO · bp · Ingersoll Rand Inspiring Progress™



Scott Tuten
Chief Marketing & Sustainability Officer

CENTRAL TRANSPORT · FedEx

Board of Directors



Stephen Croskrey
Chairman of the Board
Chief Executive Officer

Allied Signal · ARMOR HOLDINGS · Mobil



Stuart Pratt
Member of the Board of Directors

HUNNEMAN



Dr. Isao Noda
Member of the Board of Directors

P&G Procter & Gamble



Greg Calhoun
Member of the Board of Directors

Green Circles Farm



Greg Hunt
Member of the Board of Directors

APOLLO



Christy Basco
Member of the Board of Directors

PEPSICO



Rick Hendrix
Member of the Board of Directors

LIVE OAK ACQUISITION CORP



John Amboian
Member of the Board of Directors

LIVE OAK ACQUISITION CORP





Financial Overview

Indicative Transaction Overview

Shares and $ in millions (other than share price)

Estimated Sources & Uses

Sources	
Cash Held in Trust	$200
Danimer Shareholder Equity Rollover	430
PIPE Proceeds	210
Total Sources of Funds	**$840**
Uses	
Equity Issued to Danimer	$430
Estimated Transaction Fees	25
Remaining Cash (Balance Sheet)	385
Total Uses of Funds	**$840**

Illustrative Pro Forma Valuation

Pro Forma Shares Outstanding	89
Implied Share Price	$10.00
PF Equity Value	**$890**
Less: PF Cash	(385)
Plus: PF Debt	20
Implied PF Enterprise Value	**$525**

Illustrative Pro Forma Capitalization

- Expected pro forma enterprise value of ~$525mm at closing
- Implied pro forma enterprise value of 1.2x 2024E revenue or 3.6x 2024E EBITDA
- Transaction earnout to be 2.5mm shares at $15 in first three years, 2.5mm shares at $20 in first five years, and 1mm shares at $25 in first five years

Illustrative Pro Forma Ownership



Live Oak
6%
PIPE
Investors
24%
Public
Shareholders
22%
$890M
PF Equity Value
Current Danimer
Shareholders
48%

Note: Assumes no redemptions by Live Oak public stockholders.

Financial Overview

Assumes Phase II Expansion and Greenfield Facility – Danimer to run at steady state and with no additional capacity being added

($Millions)

Revenue



'20E – '25E CAGR: 59%
$32
$51
$117
$193
$274
$455
$513
2019A
2020E
2021E
2022E
2023E
2024E
2025E

	2019A	2020E	2021E	2022E	2023E	2024E	2025E
Y/Y Growth %		**61%**	**130%**	**65%**	**42%**	**66%**	**13%**

EBITDA



'20E – '25E CAGR: 140%
($1)
$2
$21
$54
$78
$144
$169
2019A
2020E
2021E
2022E
2023E
2024E
2025E

	2019A	2020E	2021E	2022E	2023E	2024E	2025E
EBITDA Margin %	**NA**	**4%**	**18%**	**28%**	**29%**	**32%**	**33%**

- PHA resins are expected to be the main revenue stream, and are expected to grow significantly as current contracts have led to a fully sold-out position through 2022E using just the Phase II capacity buildout, and expected to grow further in 2024E as the fermenters from the Greenfield facility are expected to approach full utilization
- EBITDA margin expected to reach ~30% upon full utilization of the Kentucky facility in 2023E
- Beginning in 2024E, operational efficiencies from the Greenfield facility expected to result in EBITDA margins in excess of 30%
- Company to be substantially unlevered with debt capacity to internally finance expected continued high growth rate from 2025E forward

Note: EBITDA is a non-GAAP financial measure. See "EBITDA Reconciliation" in the Appendix for a reconciliation of EBITDA to net income

PHA Resins **PLA Resins** **Other**

Transaction Price Benchmarking

2022E TEV/ Revenue

Median: 2.5x


2.8x
1.9x
1.2x
6.9x
5.4x
2.6x
2.5x
2.4x
2.3x
1.9x
2022
2023
2024
danimer scientific
A Biotechnology Company
novozymes
CRODA
VOW
Corbion
GFL
xebec
US ecology

2022E TEV/ EBITDA

Median: 15.0x


9.7x
6.7x
3.6x
19.6x
18.3x
17.6x
15.0x
14.2x
9.1x
8.3x
2022
2023
2024
danimer scientific
A Biotechnology Company
VOW
xebec
novozymes
CRODA
Corbion
GFL
US ecology

2020E-2022E Revenue CAGR

Median: 6.6%


94.4%
51.7%
45.4%
11.8%
6.6%
5.8%
4.5%
3.3%
danimer scientific
VOW
xebec
GFL
US ecology
CRODA
novozymes
Corbion

2022E EBITDA Margin

Median: 22.6%


28.1%
35.2%
30.7%
26.8%
22.6%
17.4%
15.5%
14.1%
danimer scientific
novozymes
CRODA
GFL
US ecology
xebec
Corbion
VOW

Source: Capital IQ as of 08/31/2020

Enterprise Value Pricing

Methodology

- Apply a range of 10.0x – 12.0x 1-year forward multiples to Danimer's 2025E EBITDA
- Multiple range is a discount to public comparables of ~15x, underscoring upsides to transaction value
- The resulting future enterprise value is discounted back by 4 years to arrive at an implied enterprise value
- The transaction value implies a 70% discount to the midpoint of the implied future enterprise value and 40% discount to the midpoint of the discounted enterprise value

Assumptions

- Forward year multiples: 10.0x – 12.0x
- 2025E EBITDA: $169 million
- Discount rate: 20%

Implied Discounted EV Sensitivities

Discount Rate	EBITDA Multiples: 10.0x	11.0x	12.0x	13.0x	14.0x
15.0%	*$965*	*$1,061*	*$1,158*	*$1,254*	*$1,351*
17.5%	*885*	*974*	*1,062*	*1,151*	*1,240*
20.0%	*814*	*895*	*977*	*1,058*	*1,139*



$2,025
$1,690
$977
$814
$525
~70% Discount
~40% Discount
Implied Future EV
Implied Discounted EV
Transaction Value

Capital Expenditures Schedule

Capital Expenditures (2020E – 2025E)

($Millions)

Capital Expenditures (2020E – 2025E)	
Maintenance & Other	$59.4mm
Phase II[2]	$94.3mm
Greenfield	$285.0mm
Total	**$438.7mm**



$21.4
$94.5
$202.5
$95.1
$12.3
$12.9
2020E
2021E
2022E
2023E
2024E
2025E

Key Metrics	
Cash ROIC – Year 2 Returns[1]	
Kentucky Phase II	51.6%
Greenfield Facility	30.3%
Maintenance Capex / Project Cost	
Kentucky Phase II	0.02x
Greenfield Facility	0.02x

- Danimer intends to spend ~$100mm on capital expenditures[3] to build out the Kentucky PHA facility between 2020 and 2022; with the process being completed in two phases:
  - Phase I construction is complete[4]
  - Phase II construction expected to be completed by the beginning of Q2 2022 with the majority of the capex allocated to 2021
- Expected annual maintenance capex to vary between $7.0 and $13.0mm
- Inclusive of Phase I and Phase II having $1.4mm and $1.5mm in annual maintenance capex respectively ($2.9mm total)

- Danimer's Greenfield Facility expected to begin in Q1 2022 and conservatively expected to require a total of $285.0mm of capital expenditures including $10.0mm in engineering costs. Majority of capex spend expected to occur in 2022E with the project construction to conclude in 2023E
  - Intention to build 3 fermenters used for PHA production
  - Expected annual maintenance capex of $5.5mm starting in July 2023E

danimer scientific

(1) ROIC calculated based on taking Year 2 EBITDA of each project divided by the respective initial capital investment.
(2) Capex excludes 2019A capex of $1.8mm
(3) Kentucky facility Phase II capex shown is only growth capex, maintenance capex for the plant is included in the overall maintenance capex number.
(4) Phase I capex of $13.5mm not included in total capex.

Investment Highlights


danimer
scientific

1. Highly Attractive PHA Technology Serves as a Best End-of-Life Solution for Plastics
2. Significant Tailwinds From Increased Corporate Initiatives on Environmental Impact of Global Pollution Crisis
3. Leading PHA Innovator with Patent Protected Technology and 13 Years of Production Know-How
4. Strong Partnerships with CPG Brands, Including Pepsi and Nestle, and Key Converters such as Wincup and Genpak; Equity Investment from Pepsi
5. Rapidly Growing Blue Chip Customer Base with Take-or-Pay Contracts has Led to Fully Sold-Out Position through Phase II Capacity Addition
6. Post-Merger, Company is expected to be Fully Financed to Increase Capacity to Support Expected $169mm of Organic EBITDA by 2025E
7. Experienced Leadership Team and Board of Directors with Proven Track Record

Appendix





Financial Summary

FYE Dec | $ in mm	2019A	2020E	2021E	2022E	2023E	2024E	2025E
Income Statement Data							
Total Revenue	$ 31.7	$ 51.0	$ 117.0	$ 192.7	$ 273.5	$ 454.7	$ 512.7
COGS	(17.4)	(30.3)	(70.8)	(108.7)	(157.7)	(259.6)	(290.2)
Operating Expenses	(22.1)	(23.0)	(35.0)	(40.2)	(55.0)	(75.8)	(79.2)
Operating Income	**$ (7.8)**	**$ (2.2)**	**$ 11.3**	**$ 43.8**	**$ 60.8**	**$ 119.3**	**$ 143.3**
Total Other Income / (Expense)	(4.9)	5.1	6.6	(15.4)	(20.5)	(30.9)	(36.9)
Net Income (Loss)	**$ (12.7)**	**$ 2.9**	**$ 17.9**	**$ 28.4**	**$ 40.3**	**$ 88.4**	**$ 106.3**
EBITDA	**$ (1.0)**	**$ 2.1**	**$ 21.3**	**$ 54.3**	**$ 78.4**	**$ 144.5**	**$ 168.8**
Statement of Cash Flows Data							
Net Cash from Operating Activities	(1.9)	(16.2)					
Net Cash from Investing Activities	(35.4)	(30.7)					
Net Cash from Financing Activities	40.1	405.8					
Balance Sheet Data							
Cash and Cash Equivalents	6.3	365.2					
Total Assets	147.8	528.0					
Total Liabilities	127.0	100.9					

Note: EBITDA is a non-GAAP financial measure. See "EBITDA Reconciliation" in the Appendix for a reconciliation of EBITDA to net income

EBITDA Reconciliation

FYE Dec | $ in mm	2019A
Net Income	$ (12.7)
(+) Stock Based Compensation	3.1
(+) Depreciation & Amortization	3.6
(+) Cash Interest Expense	2.0
(+) Noncash Interest Expense	1.5
(+) Tax Expense	0.0
(+) Other Expense	8.0
(-) Debt Forgiveness	(5.5)
(-) Gain on Disposal of Assets	(0.3)
(-) Interest Income	(0.7)
EBITDA	**$ (1.0)**

Glossary

Term	Definition
PHA	Polyhydroxyalkanoates or PHA, is a polyester produced in nature through the fermentation of vegetable oils; PHA is extracted for the production of bioplastics
PLA	Polylactic Acid or PLA, is a polyester with a specific base formula that is produced with renewable resources; lactic acid is extracted for the production of bioplastics
Biopolymer	Plastics derived from renewable resources which may or may not be biodegradable
Extrusion Coating	Applying a coating of resin on to a material
Reactive Extrusion	Manufacturing process that combines traditionally separated polymers and extrusion (melting) into a single process carried out by an extruder
PEF / PP / PE / PET	Subsets of petroleum-based / petrochemical-based plastics; these are non-degradable and non-compostable
Nodax® PHA	Danimer's proprietary brand of PHA biopolymers
Aerobic / Anaerobic Environment	An aerobic environment is characterized by the presence of free oxygen (O2) while an anaerobic environment lacks free oxygen but may contain atomic oxygen bound in compounds such as nitrate (NO3), nitrite (NO2), and sulfites (SO3)
QSRs	Quick-Service Restaurants